SECURITIES AND EXCHANGE COMMISSION
                    Washington, DC 20549
                          FORM 8-K
                       CURRENT REPORT




               Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934



 Date of Report (Date of earliest event report): January 4, 1999

                      RYAN'S FAMILY STEAK HOUSES, INC.
 (Exact name of registrant as specified in its charter)




South Carolina            0-10943       57-0657895
(State or other         (Commission     (IRS Employer
jurisdiction of         File Number)     Identification
incorporation)                            No.)

                405 Lancaster Avenue (29650)
                    Post Office Box 100
                      Greer, SC 29652

 (Address of principal executive offices) (Zip Code)


 Registrant's telephone number, including area code:  (864) 879-1000



                            (No change)
     (Former name or former address, if changed since last report)

Item 5. Other Events.

On January 4, 1999, Ryan's Family Steak Houses,
Inc. (the "Company") released to both sell-side and buy-side analysts on the Company's internal facsimile list information on restaurant sales results for the 4-week period ended
December,30, 1998 (referred to therein as the month of December), which information is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

    (c) Exhibits
        20.1 December sales information issued January 4, 1999.


                    SIGNATURE


   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               RYAN'S FAMILY STEAK HOUSES, INC.
                               (Registrant)

                               By: /s/Fred T. Grant, Jr.
                               Name:  Fred T. Grant, Jr.
                               Title: Vice President-Finance
                               Date:  January 4, 1999